                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-71792, 33-55117, 33-52871, 333-33487 and
333-50522) of Barrett Business Services, Inc. of our report dated March 31, 2003, except as to Note 7, which is as of April 11, 2003, relating to the financial statements, which appears in this Annual Report on Form 10-K.





/s/ PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
April 11, 2003